UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

March 1, 2006
Date of Report (Date of earliest event reported)

GREEN MOUNTAIN POWER CORPORATION
(Exact name of registrant as specified in its charter)

VERMONT
(State of other jurisdiction of incorporation)

1-8291	03-0127430
(Commission File Number)	(IRS Employer Identification Number)

163 ACORN LANE
COLCHESTER, VT 05446
(Address and zip code of principal executive offices)

(802) 864-5731
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 1, 2006, Robert J. Griffin, Vice President, Chief Financial Officer and Treasurer of the Company, will make a presentation at the “Northeast Utilities Conference” held in Boston, Massachusetts. This presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The presentation materials include summary financial information for 2005, including 2005 operating expenses, operating cash flows and the Company’s plans to invest approximately $25 million in Vermont Electric Power Company (“VELCO”) through 2008.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
99.1	Presentation made on March 1, 2006 at the Northeast Utilities Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN POWER CORPORATION (Registrant)

By: /s/ Robert J. Griffin	March 1, 2006
Robert J. Griffin	Date
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Presentation made on March 1, 2006 at the Northeast Utilities Conference.